                                                               Sub-Item 77Q1(a)

                               AMENDMENT NO. 12
                            TO AMENDED AND RESTATED
                     AGREEMENT AND DECLARATION OF TRUST OF
                               AIM SECTOR FUNDS
                            (INVESCO SECTOR FUNDS)

       This Amendment No. 12 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Sector Funds (Invesco Sector Funds) (the "Trust") amends, effective April 30, 2012, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

       Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

       WHEREAS, the Trust desires to amend the Agreement to remove Invesco U.S. Mid Cap Value Fund;

       NOW, THEREFORE, the Agreement is hereby amended as follows:

   1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

   2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

   3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of April 30, 2012.

                                          By:     /s/ John M. Zerr
                                                  -----------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                   EXHIBIT 1

                                  "SCHEDULE A
                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
                        PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                               CLASSES OF EACH PORTFOLIO
---------                                -------------------------

Invesco Energy Fund                     Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class Y Shares
                                        Institutional Class Shares
                                        Investor Class Shares

Invesco Gold & Precious Metals Fund     Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class Y Shares
                                        Institutional Class Shares
                                        Investor Class Shares

Invesco Leisure Fund                    Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R Shares
                                        Class Y Shares
                                        Institutional Class Shares
                                        Investor Class Shares

Invesco Technology Fund                 Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class Y Shares
                                        Institutional Class Shares
                                        Investor Class Shares

Invesco Technology Sector Fund          Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class Y Shares

Invesco Utilities Fund                  Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class Y Shares
                                        Institutional Class Shares
                                        Investor Class Shares

Invesco Van Kampen American Value Fund  Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R Shares
                                        Class Y Shares
                                        Institutional Class Shares


Invesco Van Kampen Comstock Fund             Class A Shares
                                             Class B Shares
                                             Class C Shares
                                             Class R Shares
                                             Class Y Shares
                                             Institutional Class Shares

Invesco Van Kampen Mid Cap Growth Fund       Class A Shares
                                             Class B Shares
                                             Class C Shares
                                             Class R Shares
                                             Class Y Shares
                                             Institutional Class Shares

Invesco Van Kampen Small Cap Value Fund      Class A Shares
                                             Class B Shares
                                             Class C Shares
                                             Class Y Shares

Invesco Van Kampen Value Opportunities Fund  Class A Shares
                                             Class B Shares
                                             Class C Shares
                                             Class R Shares
                                             Class Y Shares
                                             Institutional Class Shares"

                                                               Sub-Item 77Q1(a)

                               AMENDMENT NO. 13
                            TO AMENDED AND RESTATED
                     AGREEMENT AND DECLARATION OF TRUST OF
                               AIM SECTOR FUNDS
                            (INVESCO SECTOR FUNDS)

       This Amendment No. 13 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Sector Funds (Invesco Sector Funds) (the "Trust") amends, effective September 24, 2012, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

       Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

       WHEREAS, the Trust desires to amend the Agreement to (i) add Class R6 Shares to select funds, (ii) change the names of Invesco Van Kampen American Value Fund to Invesco American Value Fund, Invesco Van Kampen Comstock Fund to Invesco Comstock Fund, Invesco Van Kampen Mid Cap Growth Fund to Invesco Mid Cap Growth Fund, Invesco Van Kampen Small Cap Value Fund to Invesco Small Cap Value Fund, Invesco Van Kampen Value Opportunities Fund to Invesco Value Opportunities Fund, and (iii) change the name of Institutional Class Shares to Class R5 Shares;

       NOW, THEREFORE, the Agreement is hereby amended as follows:

   1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

   2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

   3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of July 16, 2012.

                                          By:     /s/ John M. Zerr
                                                  -----------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                   EXHIBIT 1

                                  "SCHEDULE A
                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
                        PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                            CLASSES OF EACH PORTFOLIO
---------                            -------------------------

Invesco Energy Fund                   Class A Shares
                                      Class B Shares
                                      Class C Shares
                                      Class R5 Shares
                                      Class Y Shares
                                      Investor Class Shares

Invesco Gold & Precious Metals Fund   Class A Shares
                                      Class B Shares
                                      Class C Shares
                                      Class R5 Shares
                                      Class Y Shares
                                      Investor Class Shares

Invesco Leisure Fund                  Class A Shares
                                      Class B Shares
                                      Class C Shares
                                      Class R Shares
                                      Class R5 Shares
                                      Class Y Shares
                                      Investor Class Shares

Invesco Technology Fund               Class A Shares
                                      Class B Shares
                                      Class C Shares
                                      Class R5 Shares
                                      Class Y Shares
                                      Investor Class Shares

Invesco Technology Sector Fund        Class A Shares
                                      Class B Shares
                                      Class C Shares
                                      Class Y Shares

Invesco Utilities Fund                Class A Shares
                                      Class B Shares
                                      Class C Shares
                                      Class R5 Shares
                                      Class R6 Shares
                                      Class Y Shares
                                      Investor Class Shares


Invesco American Value Fund       Class A Shares
                                  Class B Shares
                                  Class C Shares
                                  Class R Shares
                                  Class R5 Shares
                                  Class R6 Shares
                                  Class Y Shares

Invesco Comstock Fund             Class A Shares
                                  Class B Shares
                                  Class C Shares
                                  Class R Shares
                                  Class R5 Shares
                                  Class R6 Shares
                                  Class Y Shares

Invesco Mid Cap Growth Fund       Class A Shares
                                  Class B Shares
                                  Class C Shares
                                  Class R Shares
                                  Class R5 Shares
                                  Class Y Shares

Invesco Small Cap Value Fund      Class A Shares
                                  Class B Shares
                                  Class C Shares
                                  Class Y Shares

Invesco Value Opportunities Fund  Class A Shares
                                  Class B Shares
                                  Class C Shares
                                  Class R Shares
                                  Class R5 Shares
                                  Class Y Shares"

                                                               Sub-Item 77Q1(a)

                               AMENDMENT NO. 14
                            TO AMENDED AND RESTATED
                     AGREEMENT AND DECLARATION OF TRUST OF
                               AIM SECTOR FUNDS
                            (INVESCO SECTOR FUNDS)

       This Amendment No. 14 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Sector Funds (Invesco Sector Funds) (the "Trust") amends, effective November 6, 2012, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

       Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

       WHEREAS, the Trust desires to amend the Agreement to add Class R6 Shares to Invesco Mid Cap Growth Fund;

       NOW, THEREFORE, the Agreement is hereby amended as follows:

   1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

   2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

   3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of November 6, 2012.

                                          By:     /s/ John M. Zerr
                                                  -----------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                   EXHIBIT 1

                                  "SCHEDULE A
                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
                        PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                            CLASSES OF EACH PORTFOLIO
---------                            -------------------------

Invesco Energy Fund                   Class A Shares
                                      Class B Shares
                                      Class C Shares
                                      Class R5 Shares
                                      Class Y Shares
                                      Investor Class Shares

Invesco Gold & Precious Metals Fund   Class A Shares
                                      Class B Shares
                                      Class C Shares
                                      Class R5 Shares
                                      Class Y Shares
                                      Investor Class Shares

Invesco Leisure Fund                  Class A Shares
                                      Class B Shares
                                      Class C Shares
                                      Class R Shares
                                      Class R5 Shares
                                      Class Y Shares
                                      Investor Class Shares

Invesco Technology Fund               Class A Shares
                                      Class B Shares
                                      Class C Shares
                                      Class R5 Shares
                                      Class Y Shares
                                      Investor Class Shares

Invesco Technology Sector Fund        Class A Shares
                                      Class B Shares
                                      Class C Shares
                                      Class Y Shares

Invesco Utilities Fund                Class A Shares
                                      Class B Shares
                                      Class C Shares
                                      Class R5 Shares
                                      Class R6 Shares
                                      Class Y Shares
                                      Investor Class Shares


Invesco American Value Fund       Class A Shares
                                  Class B Shares
                                  Class C Shares
                                  Class R Shares
                                  Class R5 Shares
                                  Class R6 Shares
                                  Class Y Shares

Invesco Comstock Fund             Class A Shares
                                  Class B Shares
                                  Class C Shares
                                  Class R Shares
                                  Class R5 Shares
                                  Class R6 Shares
                                  Class Y Shares

Invesco Mid Cap Growth Fund       Class A Shares
                                  Class B Shares
                                  Class C Shares
                                  Class R Shares
                                  Class R5 Shares
                                  Class R6 Shares
                                  Class Y Shares

Invesco Small Cap Value Fund      Class A Shares
                                  Class B Shares
                                  Class C Shares
                                  Class Y Shares

Invesco Value Opportunities Fund  Class A Shares
                                  Class B Shares
                                  Class C Shares
                                  Class R Shares
                                  Class R5 Shares
                                  Class Y Shares"